UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2015

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

894 Ross Drive Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 6, 2015, Meru Networks, Inc. (the “Company”) issued a press release reporting its preliminary financial results for the quarter ended December 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 and the accompanying exhibit shall not be incorporated by reference in any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 2, 2015, the Company’s Board of Directors (the “Board”) approved a plan of reorganization pursuant to which, among other things, employees will be terminated under a plan of termination described in FASB ASC 420 Exit or Disposal Cost Obligations (the “Restructuring”). Charges will be incurred under generally accepted accounting principles.

The Company currently estimates recording restructuring charges of approximately $1.5 million to $2.0 million in the first quarter of 2015 in connection with the Restructuring relating to one-time employee termination benefits, including severance benefits and other employee termination expenses, write down of inventory, and other one-time items. In order to further preserve existing cash, a portion of the severance benefits may be paid with stock in the form of accelerated vesting of outstanding restricted stock units. In connection with the efforts to streamline its business structure with the Restructuring, the Company expects to reduce worldwide headcount by approximately 10%. The majority of these reductions will be effective by January 9, 2015.

The Company intends to discuss in greater detail the implementation of the Restructuring on the next quarterly financial results conference call scheduled for February 9, 2015. The actions associated with the Restructuring are a significant step towards achieving a more streamlined and profitable company.

Information contained in this Current Report on Form 8-K that relates to the Company’s anticipated expense reductions, restructuring charges, financial performance, business prospects and plans, and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

99.1	Press release dated January 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: January 6, 2015	By:	/s/ Mark Liu
Name: Mark Liu
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated January 6, 2015.